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Exhibit 99.1

New Release
NYSE:NOR

[NorthWestern Corporation Logo]

Contacts:

Investors/Media:

Roger Schrum
605-978-2848
roger.schrum@northwestern.com

NORTHWESTERN REVIEWING ACTIONS OF DISCONTINUED PROPANE OPERATIONS;
REAFFIRMS FULL-YEAR EPS TARGET OF $2.30 TO $2.55
FROM CONTINUING OPERATIONS

SIOUX FALLS, S.D.—July 31, 2002—NorthWestern Corporation (NYSE:NOR) today said that it is reviewing CornerStone Propane Partners, L.P.'s announcement that it has elected to delay making an interest payment on its debt and is continuing to review financial restructuring and strategic opportunities. In addition, NorthWestern reaffirmed its full-year earnings target of $2.30 to $2.55 per share from continuing operations.

        NorthWestern's strategy is to focus on its growing energy and communications businesses. Consistent with NorthWestern's strategic focus, in the first quarter of 2002, NorthWestern adopted discontinued operations accounting for CornerStone and recorded a non-cash, after-tax charge of $40 million reflecting the change in the company's carrying value in the partnership.

        "We are focusing our efforts on NorthWestern's continuing energy and communications businesses, which are performing well," said Merle D. Lewis, NorthWestern's chairman and chief executive officer. Mr. Lewis is also chairman of the general partner of CornerStone. "We are confident that we will reach our previously announced earnings targets for 2002 of $2.30 to $2.55 per share from continuing operations, and we look forward to discussing the positive results of our businesses in our upcoming second quarter earnings release on August 8."

        Among the arrangements between NorthWestern and CornerStone which may be adversely affected by CornerStone's pursuit of financial restructuring and strategic opportunities are:

  •
  NorthWestern's guaranty of CornerStone's working capital facility. CornerStone has drawn $17.7 million of the $50 million facility and has $8.3 million in additional letters of credit for propane and other purchases.

  •
  NorthWestern's 82.5 percent interest in SYN, Inc., a special non-managing general partner in CornerStone, which is reflected in assets of discontinued operations and represents approximately $20 million of SYN's approximately $26 million in liquid assets.

  -More-

NorthWestern Reviewing Actions of Discontinued Propane Operations;
Reaffirms Full-Year EPS Targets
July 31, 2002

    As announced by CornerStone, SYN has agreed to lend $3 million to CornerStone to address the partnership's liquidity needs on a short-term basis.

  •
  Intercompany receivables, net of reserves, owed to NorthWestern by CornerStone of $6 million.

  •
  NorthWestern's letters of credit of $6.5 million for insurance loss claims.

        NorthWestern will continue to evaluate CornerStone's financial restructuring and the impact upon creditors of the partnership, including NorthWestern, and would expect to reflect any resulting financial implication in the company's third quarter 2002 results. NorthWestern will release its second quarter 2002 financial results on Thursday, Aug. 8, 2002, before the market opens. NorthWestern's management will also discuss those results in a live webcast conference call with interested investors.

        The webcast conference call is scheduled for August 8, at 10 a.m. Central time. The online replay of the call will be available starting at 3:30 p.m. on August 8. The live webcast and replay of the conference call will be available via the Internet at NorthWestern's Web site at www.northwestern.com. The webcast also will be distributed over CCBN's Investor Distribution Network. Investors can listen to the conference call through CCBN's investor center at www.companyboardroom.com or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password protected management site, StreetEvents at www.streetevents.com.

        An audio replay of the call will be available from 3:30 p.m. Central time on Aug. 8 until 11:59 p.m. Central time on Sept. 8, 2002. To access the replay, dial 1-800-475-6701, access code 645384.

        NorthWestern Corporation, a FORTUNE 500 company, is a leading provider of services and solutions to more than 2 million customers across America in the energy and communications sectors. NorthWestern's partner businesses include NorthWestern Energy, a provider of electricity, natural gas and related services to customers in Montana, South Dakota and Nebraska; Expanets, a leading provider of networked communications solutions and services in the United States; and Blue Dot, a leading provider of air conditioning, heating, plumbing and related services.

NorthWestern Reviewing Actions of Discontinued Propane Operations;
Reaffirms Full-Year EPS Targets
July 31, 2002

Forward-Looking Statements

        STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: All statements contained herein, as well as statements made in press releases and oral statements that may be made by us or by officers, directors or employees acting on our behalf, that are not statements of historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Among the factors that could cause our actual results or outcomes to differ materially are: the adverse impact of weather conditions and seasonal fluctuations; unscheduled generation outages; maintenance or repairs; unanticipated changes to fossil fuel or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments; developments in the federal and state regulatory environment and the terms associated with obtaining regulatory approvals; costs associated with environmental liabilities and compliance with environmental laws; the rate of growth and economic conditions in our service territories and those of our subsidiaries; the speed and degree to which competition enters the industries and markets in which our businesses operate; the timing and extent of changes in interest rates and fluctuations in energy-related commodity prices; risks associated with acquisitions, transition and integration of acquired companies, including NorthWestern Energy LLC and the Growing and Emerging Markets Division of Lucent Technologies, Inc., and the implementation of information systems and realization of efficiencies in excess of any related restructuring charges; reduction of minority interest basis requiring us to recognize an increased share of operating losses at certain of our subsidiaries; our ability to recover transition costs; disallowance by the Montana Public Service Commission of the recovery of the costs incurred in entering into our default supply portfolio contracts while we are required to act as the "default supplier;" the outcome of other rate orders with the Montana Public Service Commission; disruptions and adverse effects in the capital market due to the changing economic environment; our credit ratings with Moody's, Standard & Poor's and Fitch; potential delays in financings or Securities and Exchange Commission filings because we changed auditors; our substantial indebtedness; our ability to obtain additional capital to refinance our indebtedness that is scheduled to mature and for working capital purposes; changes in customer usage patterns and preferences; possible future actions of CornerStone Propane Partners LP; and changing conditions in the economy, capital markets and other factors identified from time to time in our filings with the SEC. This news release should be read in conjunction with our Annual Report on Form 10K for 2001, and any subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, which can be located at www.sec.gov or requested from the Company.

        Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors.

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  Exhibit 99.1
  New Release NYSE:NOR